UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2014

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2014, the Compensation Committee of the Board of Directors of WD‑40 Company (the "Company") approved equity compensation awards pursuant to the Company’s 2007 Stock Incentive Plan (the “Stock Incentive Plan”) to the named executive officers (the “NEOs”) who were included in the Summary Compensation Table in the Company’s 2014 Proxy Statement which was filed with the Securities Exchange Commission on October 30, 2014 (the “2014 Proxy Statement”) with respect to the Company’s annual meeting of stockholders to be held on December 9, 2014.

As set forth in the Grants of Plan-Based Awards – Fiscal Year 2014 table included in the 2014 Proxy Statement, equity compensation was awarded to the NEOs for the fiscal year ended August 31, 2014 in the form of Restricted Stock Units (“RSUs”) and Market Share Units (“MSUs”).  A description of the RSU and MSU awards is provided in the Compensation Discussion and Analysis section of the 2014 Proxy Statement under the heading, Equity Compensation.  On October 13, 2014 RSUs and MSUs were again awarded to the NEOs for fiscal year 2015.  Information concerning such awards for fiscal year 2015 will be provided in the Company’s Proxy Statement with respect to the Company’s 2015 annual meeting of stockholders.  For the Company’s fiscal year 2015, the Compensation Committee has approved and awarded a new form of performance-based equity compensation, referred to as Deferred Performance Units (“DPUs”).  DPUs were awarded to the Company’s executive officers and a selected group of senior management employees.  A description of the DPUs is provided below.  Thus, for fiscal year 2015, each of the NEOs received awards of RSUs, MSUs and DPUs as detailed in the following table:

Fiscal Year 2015 Plan-Based Equity Compensation Awards

Name, Title	Grant Date	Restricted Stock Units (#)	Target Number of Market Share Units (#)	Maximum Number of Deferred Performance Units (#)
Garry O. Ridge, President	10/13/14	4,765	4,765
and Chief Executive Officer	11/14/14			4,210

Jay W. Rembolt, Vice President, Finance,	10/13/14	1,099	1,099
Treasurer and Chief Financial Officer	11/14/14			1,213

Michael J. Irwin, Executive Vice President,	10/13/14	586	586
Global Business Development Group	11/14/14			1,276

Michael L. Freeman, Division President,	10/13/14	1,099	1,099
The Americas	11/14/14			1,308

William B. Noble, Managing Director, EMEA	10/13/14	806	806
	11/14/14			1,445

The applicable terms and conditions for issuance of shares of the Company’s common stock (“Shares”) with respect to the RSUs and MSUs awarded to the NEOs on October 13, 2014 are the same as the terms and conditions provided for such awards granted in October 2013 and described in the 2014 Proxy Statement as noted above.

The terms and conditions for issuance of Shares with respect to the DPUs (or for possible settlement of such DPUs in cash as noted below) are set forth in a Deferred Performance Unit Award Agreement (the “DPU Award Agreement”).  The form of DPU Award Agreement for DPUs awarded to the NEOs is attached to this Report on Form 8-K as Exhibit 10(a).  The following summary description of the terms and conditions for the DPUs is subject to, and qualified in its entirety by, the DPU Award Agreement.

DPUs awarded to the NEOs on November 14, 2014 provide for performance vesting over a performance measurement period of one fiscal year ending August 31, 2015 (the “Measurement Year”).  A number of DPUs equal to an “Applicable Percentage” of the “Maximum Number of DPUs” awarded to the NEOs (as noted in the table above) will vest following conclusion of the Measurement Year (“Vested DPUs”).  The Applicable Percentage

is determined by reference to the performance vesting provisions of the DPU Award Agreement as described below.  For NEOs who are residents of the United States, the Vested DPUs must be held until termination of employment.  Following termination of employment, each Vested DPU will be settled by issuance of one share of the Company’s common stock (a “DPU Share”).  The DPU Shares will be issued to the holder of the Vested DPUs (or to a designated beneficiary in the event of death) six months after the day following the effective date of the termination of employment.  For NEOs who are not residents of the United States, the Compensation Committee has discretion to either defer settlement of each Vested DPU by issuance of a DPU Share following termination of employment or settle each Vested DPU in cash by immediate payment of an amount equal to the closing price of one Share as of the date of the Compensation Committee’s certification of achievement of the performance measure applied in determination of the Applicable Percentage.

Each Vested DPU that is not settled in cash will include the right to receive a dividend equivalent payment in an amount equal to the dividends declared with respect to the Company’s common stock for each DPU.  Such dividend equivalent payments are to be paid in cash as ordinary compensation income as and when common stock dividends are paid by the Company, provided, however, that the Company may elect to accumulate such dividend equivalent payments for later payment not less often than annually.

The performance vesting provisions of the DPUs are based on relative achievement within an established performance measure range of the Company’s reported earnings before interest, taxes, depreciation and amortization computed on a consolidated basis (“Global EBITDA”) for the Measurement Year as provided in the table below:

Global EBITDA	Applicable Percentage
> $77,750,000	100%
$77,750,000	100%
$74,243,000	5%
< $74,243,000	0%
$74,058,000*	0%

* Implied zero percentage achievement level.

The Applicable Percentage will be determined on a straight line sliding scale from the implied zero percentage achievement level to the maximum 100% Applicable Percentage achievement level, but the Applicable Percentage shall not be less than 5%. For purposes of determining the Applicable Percentage, the calculated percentage is to be rounded to the nearest tenth of one percent and rounded upward from the midpoint.  The number of Vested DPUs is to be rounded to the nearest whole unit and rounded upward from the midpoint.

The Company’s Global EBITDA is to be determined in accordance with the Company’s then applicable Generally Accepted Accounting Principles (currently U.S. GAAP).

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10(a)	Form of Deferred Performance Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: November 19, 2014	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer